NCI Control Number: N43CO-2012-00073

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “*”.

NCI Control Number: N43CO-2012-00073

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING:

PAGE OF PAGES: 1 | 27

2. CONTRACT (*Proc. Inst. Ident.*) NO. HHSN261201200073

3. EFFECTIVE DATE

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 2717392

5. ISSUED BY — CODE

National Cancer Institute
Office of Acquisitions
Riverside 5, Suite 400
8490 Progress Drive
Frederick, Maryland 21701-4998

6. ADMINISTERED BY (*If other than Item 5*) — CODE

OFFICE OF THE DIRECTOR
(RFP NO. *)

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, city, county, State and ZIP Code*)

ENUMERAL BIOMEDICAL CORP.
1450 BROADWAY 24TH FL
NEW YORK, NY 100182224

PLACE OF PERFORMANCE: **MANHATTAN (BOROUGH OF NEW YORK), NEW YORK US**

CODE — FACILITY CODE

8. DELIVERY: ☒ FOB Destination ☐ FOB Origin

9. DISCOUNT FOR PROMPT PAYMENT: **0**

10. SUBMIT INVOICES (*4 copies unless otherwise specified*) TO THE ADDRESS SHOWN IN — ITEM: SEE SECTION G, ARTICLE G.3.

11. SHIP TO/MARK FOR — CODE

SEE SECTION F, ARTICLE F.2.

12. PAYMENT WILL BE MADE BY — CODE

SEE SECTION G, ARTICLE G.3.

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION

☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA

CAN1 **28478658** TIN

OC CODE **25.55** LOC

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
TITLE:	**Enumeral "Phase I, Topic 309, *"**			**CAN**	**CAN Amount**
CURRENT OBLIGATION:				**28478658**	$199,833
CONTRACT PERIOD:	*** through ***				
CONTRACT TYPE:	**Firm Fixed Price, Completion**				$199,833
				15G. TOTAL AMOUNT OF CONTRACT	$199,833

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	21
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	6	X	J	LIST OF ATTACHMENTS	26
X	D	PACKAGING AND MARKING	11			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	11	X	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	27
X	F	DELIVERIES OR PERFORMANCE	12				
X	G	CONTRACT ADMINISTRATION DATA	14		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	18		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (*Contractor is required to sign this document and return 1 copies to issuing office.*) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (*Attachments are listed herein.*)

18. ☐ AWARD (*Contractor is not required to sign this document.*) Your offer on Solicitation Number ____________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (*Type or Print*)

20A. NAME OF CONTRACTING OFFICER: **Heidi Crawley**

19B. NAME OF CONTRACTOR

BY____________________________
(*Signature of person authorized to sign*)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA

BY____________________________
(*Signature of Contracting Officer*)

20C. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

STANDARD FORM 26 (REV. 12/2002)
Prescribed by GSA FAR (48 CFR) 53.214(a)

Contract Number : HHSN261201200073C

NCI Control Number : N43CO-2012-00073

TABLE OF CONTENTS

PART I - THE SCHEDULE	4
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	4
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2. PRICES	4
ARTICLE B.3. ADVANCE UNDERSTANDINGS	4
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	6
ARTICLE C.1. STATEMENT OF WORK	6
ARTICLE C.2. REPORTING REQUIREMENTS	6
ARTICLE C.3. INVENTION REPORTING REQUIREMENT	9
SECTION D - PACKAGING, MARKING AND SHIPPING	11
SECTION E - INSPECTION AND ACCEPTANCE	11
SECTION F - DELIVERIES OR PERFORMANCE	12
ARTICLE F.1. PERIOD OF PERFORMANCE	12
ARTICLE F.2. DELIVERIES	12
ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	13
SECTION G - CONTRACT ADMINISTRATION DATA	14
ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)	14
ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (January 2006)	14
ARTICLE G.3. INVOICE SUBMISSION	14
ARTICLE G.4. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	17
SECTION H - SPECIAL CONTRACT REQUIREMENTS	18
ARTICLE H.1. HUMAN SUBJECTS	18
ARTICLE H.2. HUMAN MATERIALS	18
ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	18
ARTICLE H.4. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	18
ARTICLE H.5. NEEDLE DISTRIBUTION	19
ARTICLE H.6. ACKNOWLEDGEMENT OF FEDERAL FUNDING	19
ARTICLE H.7. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	19
ARTICLE H.8. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION	19
ARTICLE H.9. LIMITATIONS ON SUBCONTRACTING - SBIR	19
ARTICLE H.10. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(b) (January 2010)	19
ARTICLE H.11. PUBLICATION AND PUBLICITY	20
ARTICLE H.12. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	20
ARTICLE H.13. YEAR 2000 COMPLIANCE	20
PART II - CONTRACT CLAUSES	21
SECTION I - CONTRACT CLAUSES	21
ARTICLE I.1. GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENT SBIR PHASE I CONTRACT	21
ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES	23
ARTICLE I.3. Additional Contract Clauses	24
ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT	25
PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	26
SECTION J - LIST OF ATTACHMENTS	26
1. Statement of Work	26
2. Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2	26
3. Safety and Health	26
4. Disclosure of Lobbying Activities, SF-LLL	26

NCI Control Number: N43CO-2012-00073

PART IV - REPRESENTATIONS AND INSTRUCTIONS	27
SECTION K - REPRESENTATIONS AND CERTIFICATIONS	27
1. Annual Representations and Certifications	27
2. Annual Representations and Certifications, FAR Clause 52.204-8	27

FOIA CONFIDENTIAL TREATMENT REQUESTED BY ENUMERAL BIOMEDICAL HOLDINGS, INC.

Contract Number : HHSN261201200073C

NCI Control Number : N43CO-2012-00073

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The goal of this project is to characterize Enumeral’s technology for the * on clinical samples and to * for an * to be used in Phase II. Enumeral’s platform is ideally suited for the measurement of * samples, as it can * from any tissue in the body. The system will be characterized with commercially available reagents and tested on * samples to measure *, *, and gene expression.

ARTICLE B.2. PRICES

a.	The total fixed price of this contract is $199,833.

b.	Upon delivery and acceptance of the services described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the Contractor the unit price(s) set forth below:

Description	Invoice#	Period Covered	Funded Amount
PDF of Kick-off Presentation	HHSN261201200073C-01	09/28/12-10/31/12	$49,958
Quarterly Report 1	HHSN261201200073C-02	10/01/12-12/31/12	$49,958
Quarterly Report 2	HHSN261201200073C-03	01/01/13-03/31/13	$49,958
Draft Commercialization Plan, Draft Summary of Salient Results, Draft Final Report	HHSN261201200073C-04	09/28/12-05/31/13	$24,979
PDF of Final Presentation, Final Report, Final Summary of Salient Results, Final Commercialization Plan	HHSN261201200073C-05	09/28/12-06/27/13	$24,980
Total Fixed Price			$199,833

ARTICLE B.3. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Indirect Costs

1.	In no event shall the final amount reimbursable for Fringe Benefits exceed a ceiling of 25% of Direct Labor. In no event shall the final amount reimbursable for General and Administrative expense exceed a ceiling of 40% of Fringe Benefits, Direct Labor, and Total Other Direct Costs. Enumeral does not have a negotiated rate agreement in place.

b.	Consultants Consultant fee to be paid to the following individual:

Name	Rate Per Hour	Hours	Total Cost
*	*	*	$15,000

Award of this consulting agreement shall not proceed without the prior written approval of the Contracting Officer.

NCI Control Number: N43CO-2012-00073

c.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN 261201200073C

NCI Control No. N43C)-2012-00073

d.	*

All * used in performance of the contract shall be de-linked and de-identified.

NCI Control Number: N43CO-2012-00073

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated August 15, 2012, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format. In addition, one hardcopy of each report shall be submitted to the Contracting Officer.

All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under “Helpful Resources.”

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract:

1.	1. Kick-off Presentation

The contractor shall prepare and submit a kick-off presentation. Presentation of the slides will occur either in-person, through Webinar, or teleconference. The presentation shall cover the following:

a. Discussion of company/project status, particularly changes that occurred since the proposal submission

b. Company’s recent achievements (patents, publications, sales, regulatory approvals, partnerships, awards, etc.)

c. Status of the field

d. Status of commercial and academic competitors

e. Where the proposed project is positioned against the state of the art

f. Intellectual property landscape

g. Refresher on the proposed technology/ R&D

h. Detailed plan for the first budget period of the contract

i. Milestones (technical and commercial) to be achieved by the end of the first budget period of the grant

j. Discussion of anticipated technical risks and alternative approaches

k. Questions to the NCI

2.	Quarterly Report

The contractor shall submit two Quarterly Reports which shall include:

a. Summary of technical objectives with status of each objective clearly marked (e.g. Previously complete, complete during the reporting period, not started, etc.)

b. Clear description of activities accomplished in the quarter

c. Analysis of experimental data and presentation of selected data

d. Comments regarding the timeliness of performance

NCI Control Number: N43CO-2012-00073

e. Brief explanation of objectives/activities to be pursued in the next reporting period

The report shall generally be no longer than 5 pages excluding tables presenting the data, figures, images, and graphs.

3.	Draft Commercialization Plan

The contractor shall submit a commercialization plan which shall include:

a. Value of the SBIR/STTR Project, Expected Outcomes, and Impact.

Describe, in layperson’s terms, the proposed project and its key technology objectives. State the product, process, or service to be developed in Phase III. Clarify the need addressed, specifying weaknesses in the current approaches to meet this need. In addition, describe the commercial applications of the research and the innovation inherent in this application. Be sure to also specify the potential societal, educational, and scientific benefits of this work. Explain the non-commercial impacts to the overall significance of the project. Explain how the SBIR/STTR project integrates with the overall business plan of the company.

b. Organization.

Give a brief description of your organization including corporate objectives, core competencies, present size (annual sales level and number and types of employees), history of previous Federal and non-Federal funding, regulatory experience, and subsequent commercialization, and any current products/services that have significant sales. Include a short description of the origins of the company. Indicate your vision for the future, how you will grow/maintain a sustainable business entity, and how you will meet critical management functions as your company evolves from a small technology R&D business to a successful commercial entity.

c. Market, Customer, and Competition.

Describe the market and/or market segments you are targeting and provide a brief profile of the potential customer. Tell what significant advantages your innovation will bring to the market, e.g., better performance, lower cost, faster, more efficient or effective, new capability. Explain the hurdles you will have to overcome in order to gain market/customer acceptance of your innovation. Describe any strategic alliances, partnerships, or licensing agreements you have in place to get FDA approval (if required) and to market and sell your product. Briefly describe your marketing and sales strategy. Give an overview of the current competitive landscape and any potential competitors over the next several years. (It is very important that you understand and know the competition.)

d. Intellectual Property (IP) Protection.

Describe how you are going to protect the IP that results from your innovation. Also note other actions you may consider taking that will constitute at least a temporal barrier to others aiming to provide a solution similar to yours.

e. Finance Plan.

Describe the necessary financing you will require to commercialize the product, process, or service, and when it will be required. Describe your plans to raise the requisite financing to launch your innovation into Phase III and begin the revenue stream. Plans for this financing stage may be demonstrated in one or more of the following ways:

NCI Control Number: N43CO-2012-00073

•    Letter of commitment of funding.

•    Letter of intent or evidence of negotiations to provide funding, should the Phase II project be successful and the market need still exist.

•    Letter of support for the project and/or some in-kind commitment, e.g., to test or evaluate the innovation.

•    Specific steps you are going to take to secure Phase III funding.

f. Production and Marketing Plan.

Describe how the production of your product/process/service will occur (e.g., in-house manufacturing, contract manufacturing). Describe the steps you will take to market and sell your product/process/ service. For example, explain plans for licensing, Internet sales, etc.

g. Revenue Stream.

Explain how you plan to generate a revenue stream for your company should this project be a success. Examples of revenue stream generation include, but are not limited to, manufacture and direct sales, sales through value added resellers or other distributors, joint venture, licensing, service. Describe how your staffing will change to meet your revenue expectations.

The Contracting Officer Representative (COR) will provide comments regarding the Draft Commercialization Plan within ten (10) days from the receipt date of the document.

4.	Draft Final Report and Draft Summary of Salient Results

The Draft Final Report shall consist of the work performed and results obtained for the entire contract period of performance as stated in SECTION F of this contract. This report shall be in sufficient detail to describe comprehensively the results achieved.

The Draft Summary of Salient Results shall consist of a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

Both the Draft Final Report and Draft Summary of Salient Results shall be submitted within 15 days after completing month 8 of contract performance. The COR will provide comments regarding the Draft Final Report and Draft Summary of Salient Results within ten (10) days from the receipt date of the document.

5.	Final Commercialization Plan

The Contractor shall provide the Final Commercialization Plan by the completion date of the contract. This document shall include the changes required in the Draft Commercialization Plan as well as the comments provided by the COR.

6.	Final Report

The Contractor shall provide the Final Report by the completion date of the contract. This document shall include the changes required in the Draft Final Report as well as the comments provided by the COR.

NCI Control Number: N43CO-2012-00073

7.	Final Presentation

The contractor shall prepare and submit a final presentation. Presentation of the slides will occur either in-person, through Webinar, or teleconference. The presentation shall cover the following:

a. Discussion of company/project status

b. Company’s achievements during the performance period (patents, publications, sales, regulatory approvals, partnerships, awards, etc.)

c. Detailed results of the performed research and development

d. Discussion of proposed milestones and whether they were achieved during the contract performance

e. Summary of submitted commercialization plan

f. If the company is interested in pursuing Phase II research, discussion of the anticipated Phase II activities with emphasis on how they fit in the commercialization plan

g. Questions to the NCI

8.	Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

b.	Other Reports/Deliverables

1.	Section 508 Annual Report

The contractor shall submit an annual Section 508 report in accordance with the schedule set forth in the ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY Article in SECTION H of this contract. The Section 508 Report Template and Instructions for completing the report are available at: http://www.hhs.gov/od under “Vendor Information and Documents.”

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Division of Extramural Inventions and Technology Resources (DEITR), OPERA, OER, NIH, 6705 Rockledge Drive, Suite 310, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. All reports shall be sent to the following address:

Heidi Crawley
Contracting Officer
NCI/OA/TSB
Office of Acquisitions
National Cancer Institute
8490 Progress Drive, Room 4045
Frederick, MD 21701-4992

NCI Control Number: N43CO-2012-00073

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http;//www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

NCI Control Number: N43CO-2012-00073

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, Contracting Officer’s Representative is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at:

*
National Cancer Institute
SBIR Development Center
6116 Executive Blvd.
Suite 402, MSC 8332
Bethesda, MD 20892-8332

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-7, Inspection of Research and Development - Fixed Price (August 1996).

NCI Control Number: N43CO-2012-00073

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

The period of performance of this contract shall be from 09/28/12 through 06/27/13.

ARTICLE F.2. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below:

Item No.	Description	Quantity	Delivery Schedule
1	Kick Off Presentation	Three (3) Copies	Kick-Off Presentation slides(PDF) to be delivered at the conclusion of the Kick-Off Presentation which must be completed within 60 days of contract award.
2	Quarterly Report One	Three (3) Copies	01/15/2013
3	Quarterly Report Two	Three (3) Copies	04/15/2013
4	Draft Commercialization Plan, Draft Final Report and Draft Summary of Salient Results	Three (3) Copies	06/15/2013
5	Final Presentation, Final Summary of Salient Results, Final Report and Final Commercialization Plan	Three (3) Copies	06/27/2013
6	Final Invention Statement	Three (3) Copies	06/27/2013
7	Invention Disclosure Report	Three (3) Copies	06/27/2013
8	Section 508 Conformance Certification	Two (2) Copies	06/27/2013

b.	The above items shall be addressed and delivered to:

Addressee	Deliverable Item No	Quantity
* Contracting Officer *	Items 1-8	1 electronic copy
* Contract Specialist *	Items 1-8	1 electronic copy
* Contracting Officer’s Representative *	Items 1-6	1 electronic copy

NCI Control Number: N43CO-2012-00073

Addressee	Deliverable Item No	Quantity
OPERA, OEH, NIH 6705 Rockledge Drive Suite 310, MSC 7980 Bethesda, MD 20892-7980	Item 7	1 hard copy

c.	Unless otherwise specified, deliveries shall be made to the Delivery Point specified above Mondays through Fridays between the hours of 8:30a.m. and 3:30p.m. EST only. Supplies or services scheduled for delivery on a Federal Holiday or on the weekend shall be made the following business day.

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

52.242-17, Government Delay of Work (April 1984).

NCI Control Number: N43CO-2012-00073

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

*

The COR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its COR designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individual is considered to be essential to the work being performed hereunder:

Name	Title
Dr. Arthur Tinkelenberg	Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION

a.	Invoice Instructions for NIH Fixed-Price Type Contracts, NIH(RC)-2, are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

E-Mail:amy.bandel@nih.gov

The Contractor shall submit an electronic copy of the payment request to the approving official instead of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MSWord, MS Excel, or Adobe Portable Document Format (PDF). Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contractor’s name, contract number, and unique invoice number.

[Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice. ]

NCI Control Number: N43CO-2012-00073

1.	Payment requests shall be submitted to the offices identified below. Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your payment request unless specified elsewhere in the contract or requested by the Contracting Officer.

a.	The original invoice shall be submitted to the following designated billing office:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B-432, MSC 8500
Bethesda, MD 20892-8500

b.	One courtesy copy of the original invoice shall be submitted electronically as follows:

1.	The Contractor shall scan the original payment request (invoice) in Adobe Portable Document Format (PDF) along with the necessary supporting documentation as one single attachment.

2.	Save the single attachment (scanned invoice along with any supporting documentation) in the following format: YourVendorName_Invoice number (e.g., if you are submitting Invoice 123456, save the single attachment as ‘‘ABC_Company_Invoice 123456”) [Note: Please do not use special characters such as (#, $, %,*, &, !) when saving your attachment. Only the underscore symbol (_) is permitted.]

3.	Transmit the saved single attachment via e-mail to the appropriate branch’s Central Point of Distribution as identified in subparagraph 2.b. below. Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contract Number_ Contract Title_ Contractor’s Name_ unique Invoice number

(e.g, HHSN261201200068C_Clinical Genetics Support_ABC Company_Invoice 12345) [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office listed in subparagraph a, above, to meet the requirements of a “proper invoice.” Also, The Contractor must certify on the payment request that the electronic courtesy copy is a duplicate of the original invoice mailed to NIH’s Office of Financial Management.]

2.	In addition to the requirements specified in FAR 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all payment requests:

a. Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Cancer Institute.

NCI Control Number: N43CO-2012-00073

b. Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NCI OA Branch C - ncibranchcinvoices@mail.nih.gov ..

c. Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

d. DUNS or DUNS+4 Number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

e. Invoice Matching Option. This contract requires a two-way match.

f. Unique Invoice Number. Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

g. Contract Title: The contract title, located in block 15B of the first page of the contract document, shall be placed on all invoices submitted for payment.

b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

NCI Control Number: N43CO-2012-00073

ARTICLE G.4. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors may access evaluations through a secure Web site for review and comment at the following address:

http://www.cpars.gov

NCI Control Number: N43CO-2012-00073

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.2. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.4. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html.

NCI Control Number: N43CO-2012-00073

ARTICLE H.5. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.6. ACKNOWLEDGEMENT OF FEDERAL FUNDING

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.7. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.8. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.9. LIMITATIONS ON SUBCONTRACTING - SBIR

The Contractor shall perform a minimum of two-thirds of the research and/or analytical effort (total contract price less profit/fee) conducted under this contract. Any deviation from this requirement must be approved in writing by the Contracting Officer.

ARTICLE H.10. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(b) (January 2010)

a.	Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) products and services developed, acquired, maintained, or used under this contract/order must comply with the “Electronic and Information Technology Accessibility Provisions” set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board”) in 36 CFR part 1194. Information about Section 508 provisions is available at http://www.section508.gov/. The complete text of Section 508 Final provisions can be accessed at
http://www.access-board.gov/sec508/provisions.htm.

b.	The Section 508 standards applicable to this contract/order are identified in the Statement of Work. The contractor must provide a written Section 508 conformance certification due at the end of each contract/order exceeding $100,000 when the contract/order duration is one year or less. If it is determined by the Government that EIT products and services provided by the Contractor do not conform to the described accessibility standards in the Product Assessment Template, remediation of the products or services to the level of conformance specified in the Contractor’s Product Assessment Template will be the responsibility of the Contractor at its own expense.

NCI Control Number: N43CO-2012-00073

c.	In the event of a modification(s) to this contract/order, which adds new EIT products or services or revises the type of, or specifications for, products or services the Contractor is to provide, including EIT deliverables such as electronic documents and reports, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template to assist the Government in determining that the EIT products or services support Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found under Section 508 policy on the HHS Office on Disability Web site (http://www.hhs.gov/od/)

ARTICLE H.11. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Cancer Institute, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN261201200068Cn

ARTICLE H.12. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.13. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

1.	Service Involving the Use of Information Technology YEAR 2000 COMPLIANCE—SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

(End of Clause)

NCI Control Number: N43CO-2012-00073

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENT SBIR PHASE I CONTRACT

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: https://www.acquisition.gov/far/. HHSAR Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jan 2012	Definitions (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.204-7	Aug 2012	Central Contractor Registration
52.204-10	Aug 2012	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.209-6	Dec 2010	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.219-6	Jut 1996	Notice of Total Small Business Set-Aside
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2010	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Oct 2010	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2010	Employment Reports on Veterans ($100,000 or more)
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Jut 2012	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving
52.225-1	Feb 2009	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)

NCI Control Number: N43CO-2012-00073

FAR CLAUSE NO.	DATE	TITLE
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-20	Dec 2007	Rights in Data - SBIR Program
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2008	Prompt Payment
52.232-33	Oct 2003	Payment by Electronic Funds Transfer-Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.243-1	Aug 1987	Changes - Fixed Price, Alternate V (Apr 1984)
52.244-6	Dec 2010	Subcontracts for Commercial Items
52.249-1	Apr 1984	Termination for the Convenience of the Government (Fixed-Price) (Short Form)
52.249-9	Apr 1984	Default (Fixed-Price Research and Development) (Over the Simplified Acquisition Threshold)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions
352.203-70	Mar 2012	Anti-Lobbying
352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations
352.227-70	Jan 2006	Publications and Publicity
352.231-71	Jan 2001	Pricing of Adjustments
352.242-70	Jan 2006	Key Personnel
352.242-73	Jan 2006	Withholding of Contract Payments

[End of GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENT SBIR PHASE I CONTRACT- Rev. 08/2012].

NCI Control Number: N43CO-2012-00073

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

a.	Alternate IV (October 2010) of FAR Clause 52.215-21, Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data—Modifications (October 2010) is added.

NCI Control Number: N43CO-2012-00073

ARTICLE I.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.219-28, Post-Award Small Business Program Rerepresentation (April 2012).

2.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

3.	FAR Clause 52.244-5, Competition in Subcontracting (December 1996).

4.	FAR Clause 52.246-23, Limitation of Liability (February 1997).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

1.	THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.

NCI Control Number: N43CO-2012-00073

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

a.	THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.

NCI Control Number: N43CO-2012-00073

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated August 15, 2012, 2 pages.

2. Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2

Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2, (8/12), 3 pages.

3. Safety and Health

Safety and Health, HHSAR Clause 352.223-70, (1/06), 2 pages.

4. Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

STATEMENT OF WORK (Phase I)

TITLE:	*
PRINCIPAL INVESTIGATOR(S):	Dr. Arthur Tinkelenberg
PROJECT DURATION:	9 months
COMPANY:	Enumeral Biomedical Corp
SUBCONTRACTORS:	NA

I.	Background Information and Objectives

A.	Background Information

Cancer is a leading cause of death that affects millions of lives across the world. It is a complex disease that is likely to require multifactorial measurements for earlier and more accurate diagnosis and patient stratification. Tissue biopsies and fine needle aspirates are commonly collected clinically, but existing multi-analyte technology platforms are ill-equipped to derive meaningful information from single samples.

The goal of this proposal is to characterize Enumeral’s technology for the * on clinical samples and to * to be used in Phase II. Enumeral’s platform is ideally suited for the measurement of * samples, as it can * from any tissue. The system will be characterized with commercially available reagents and tested on * samples to measure *, *, and gene expression.

With the mortality associated with cancer and the sheer volume of clinical samples taken on an annual basis, the advancement of technologies for the analysis of * samples has the potential to advance the understanding of cancer progression and open new doors for diagnostic and treatment paradigms.

B.	Technical Objectives

Objective #1: Assay Development. Design and characterize an assay using Enumeral’s technology to measure a wide range of * samples.

Milestone 1.1 – Design assay and validate *. * can be validated by confirming lack of * between * on the * and *, specifically, * should show a *.

Milestone 1.2 - Characterize assay sensitivity and repeatability for *. Confirm via * that the * for each * and that the * as measured by * is *.

Milestone 1.3 - Establish protocol for *. Milestone is complete when * and *.

Objective #2: Data Collection & Analysis. Characterize the process and performance of Enumeral’s technology using *.

For the characterization of the assay, we have used * of the *, as this allows *, focusing instead on *. This should allow for * and be largely independent of the assay itself.

Milestone 2.1 - Characterize the * and * and/or * in *.

2.1(A) The number of * should be *. The level of * should serve as *.

2.1(B) for *, the number of * is expected to vary from sample to sample. The * should be within *.

2.1(C) for * as above, the * should be within *.

Objective #3: Design *. Develop a * that will allow construction and testing in Phase II.

Milestone 3.1 - Conduct procedural analysis of microengraving process. Identify any * that will * and *. Identify areas where the * can be achieved in an *, with the goal of *.

Attachment 1

Milestone 3.2 - Design * that includes * and *. This * should reflect * and * and should *.

Milestone 3.3 - Perform * to identify areas where * for a *. Produce * that are required for * and for which there is presently *. Produce * that will lead to * in a * by * when compared to *.

II.	Services to be Performed

A.	General Requirements

1.	The contractor shall independently perform all work and furnish all labor, materials, supplies, equipment, and services (except as otherwise specified in the contract).

2.	All work will be monitored by the Government Project Officer identified in Section G of the contract.

B.	Specific Requirements

Phase I Milestones and Timeline

(Please feel free to use format appropriate for your project)

		Months 1-3	Months 4-6	Months 7-9
Objective #1: Assay Development.	Milestone 1.1 – Design assay and order *.	Month 1
	Milestone 1.2 - Characterize assay *	Month 3
	Milestone 1.3 - Establish *	Month 3
Objective #2: Data Collection & Analysis.	Milestone 2.1 - Characterize the * and *.		(Ongoing)	Month 7
Objective #3: Design Automation Prototype.	Milestone 3.1 - Conduct procedural analysis of microengraving process			Month 8
	Milestone 3.2 - Design * that includes * and identifies*			Month 8
	Milestone 3.3 - Perform * to * where *.			Month 8
Deliver Final Report to NCI				Month 9

Standard Form 1034
Revised October 1987
Department of the Treasury
1 TFM 4-2000
1034-122

PUBLIC VOUCHER FOR PURCHASES AND SERVICES OTHER THAN PERSONAL

VOUCHER NO.
HHSN261201100xxC-01

U.S.DEPARTMENT, BUREAU, OR ESTABLISHMENT AND LOCATION

DATE VOUCHER PREPARED
11/30/2012

CONTRACT NUMBER AND DATE
HHSN261201100xxC 11/30/2012

REQUISITION NUMBER AND DATE

SCHEDULE NO.

PAID BY

PAYEE'S NAME AND ADDRESS

Selk Diagnostics, Inc.
123 Easy Street
Washington, DC 22030

Point of Contact: Jane Doe, President & COO
Phone: 555-555-5555
E-mail: JaneDoe@selkdiagnostrics.com

TIN: 12-3456789
DUNS: 987654321

DATE INVOICE RECEIVED

DISCOUNT TERMS

PAYEE'S ACCOUNT NUMBER

GOVERNMENT B/L NUMBER

SHIPPED FROM TO WEIGHT

NUMBER AND DATE OF ORDER	DATE OF DELIVERY OR SERVICE	ARTICLES OR SERVICES *(Enter description, item number of contract or Federal supply schedule, and other information deemed necessary)*	QUAN-TITY	UNIT PRICE COST	PER	AMOUNT ([1])
		Services for: SBIR Topic # , Phase I Title: "*Title Goes Here*" Contract Period of Performance : 09/28/2012 – 06/27/2013 Two Way Match Office of Acquisitions: NCI Office of Acquisitions Central Point of Distribution: NCI OA Branch C Invoices ncibranchcinvoices@mail.nih.gov Deliverable: Quarterly Report No. 1	1			$1.00

(Use continuation sheets if necessary) **(Payee must NOT use the space below)** **TOTAL** $1.00

PAYMENT:
- ☐ PROVISIONAL
- ☐ COMPLETE
- ☐ PARTIAL
- ☐ FINAL
- ☐ PROGRESS
- ☐ ADVANCE

APPROVED FOR
=$

EXCHANGE RATE
=$1.00

DIFFERENCES

BY[2]

TITLE

Amount verified; correct for

(Signature or initials)

Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.

(Date) *(Authorized Certifying Officer)*[2] *(Title)*

ACCOUNTING CLASSIFICATION

CHECK NUMBER ON ACCOUNT OF U.S. TREASURY CHECK NUMBER ON *(Name of bank)*

CASH
$

DATE

PAYEE[3]

[1] When stated in foreign currently, insert name of currency.

[2] If the ability to certify and authority to approve are combined in one person, one signature only is necessary; otherwise the approving officer will sign in the space provided, over his official title.

[3] When a voucher is receipted in the name of a company or corporation, the name of the person writing the company or corporate name, as well as the capacity in which he signs, must appear. For example: "John Doe Company, per John Smith, Secretary" or "Treasurer", as the case may be.

PER

TITLE

Previous edition usable NSN 7650-00-634-4206

PRIVACY ACT STATEMENT

The information requested on this form is required under the provisions of 31 U.S.C. 82b and 82c, for the purpose of disbursing Federal money. The information requested is to identify the particular creditor and the amounts to be paid. Failure to furnish this information will hinder discharge of the payment obligation.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY ENUMERAL BIOMEDICAL HOLDINGS, INC.

Invoice instructions for NIH Fixed-price contracts, nih(rc)-2

Format: Submit payment requests on Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, or the Contractor’s self-generated form provided it contains all of the information prescribed herein. DO NOT include a cover letter with the payment request.

Number of Copies: Submit payment requests in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Submit payment requests upon delivery and acceptance of goods or services unless otherwise authorized by the Contracting Officer.

Preparation and Itemization of the Payment Request: Prepare payment requests as follows:

Note: All information must be legible or the invoice will be considered improper and returned to the Contractor.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract. Any invoice identified as improper will be sent to this address. Also include the name, title, phone number, and e-mail address of the Point of Contact in case of questions. If the remittance name differs from the legal business name, both names must appear on the invoice. Provide the Contractor’s Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract, and as registered in the Central Contractor Registration (CCR) database.

When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c)	Invoice/Voucher Number: Identify each payment request by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization. For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order. Payment requests with duplicate invoice numbers will be considered improper and returned to the contractor.

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential invoice number (example: 8675309-05). Invoice numbers are limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as “R” for revised (example: 8675309-05R).

(d)	Date Invoice/Voucher Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Contract Title: Insert the contract title listed on the cover page of the contract.

NIH(RC)-2	Attachment 2
8/2012

1

(g)	Current Contract Period of Performance: Insert the contract start date/effective date through the current completion date of the contract.

(h)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(i)	Total Fixed-Price of Contract/Order: Insert the total fixed-price of the contract/order.

(j)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Central Point of Distribution: Identify the Central Point of Distribution, as specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(m)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(n)	Description of Supplies or Services: Provide a description of the supplies or services; by line item (if applicable), quantity, unit price (where appropriate), and total amount. The item description, unit of measure, and unit price must match those specified in the contract. For example, if the contract specifies 1 box of hypodermic needles (100/box) with a unit price of $50.00, then the invoice must state 1 box, hypodermic needles (100/box), $50.00, not 100 syringes at $0.50 each. Invoices that do not match the line item pricing in the contract will be considered improper and will be returned to the Contractor.

(o)	Amount Billed - Current Period: Insert the amount claimed for the current billing period, including any adjustments, if applicable. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request.

(p)	Amount Billed - Cumulative: Insert the cumulative amounts claimed to date, including any adjustments as applicable. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request.

(q)	Freight or Delivery Charges: Identify all charges for freight or express shipments, other than f.o.b. destination, as a separate line item on the invoice. (If shipped by freight or express, and charges are more than $25, attach prepaid bill.)

(r)	Government Property: If the contract authorizes the purchase of any item of Government Property (e.g., equipment), the invoice must list each item for which reimbursement is requested. Include reference to the following (as applicable):

-	item number for the specific piece of equipment listed in the Property Schedule, and
-	Contracting Officer Authorization (COA) Number, if the equipment is not covered by the Property Schedule.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

NIH(RC)-2	Attachment 2
8/2012

2

Standard Form 1034
Revised October 1987
Department of the Treasury
1 TFM 4-2000
1034-122

PUBLIC VOUCHER FOR PURCHASES AND SERVICES OTHER THAN PERSONAL

VOUCHER NO.
HHSN261201100xxC-01

U.S.DEPARTMENT, BUREAU, OR ESTABLISHMENT AND LOCATION	DATE VOUCHER PREPARED	SCHEDULE NO.
National Institutes of Health Office of Financial Management Commercial Accounts 2115 East Jefferson Street, Room 4B-432, MSC8500 Bethesda, MD 20892-8500	11/30/2012 CONTRACT NUMBER AND DATE HHSN261201100xxC 11/30/2012 REQUISITION NUMBER AND DATE	PAID BY

PAYEE'S NAME AND ADDRESS

Selk Diagnostics, Inc.
123 Easy Street
Washington, DC 22030

Point of Contact: Jane Doe, President & COO
Phone: 555-555-5555
E-mail: JaneDoe@selkdiagnostrics.com

TIN: 12-3456789
DUNS: 987654321

DATE INVOICE RECEIVED

DISCOUNT TERMS

PAYEE'S ACCOUNT NUMBER

GOVERNMENT B/L NUMBER

SHIPPED FROM TO WEIGHT

NUMBER AND DATE OF ORDER	DATE OF DELIVERY OR SERVICE	ARTICLES OR SERVICES *(Enter description, item number of contract or Federal supply schedule, and other information deemed necessary)*	QUAN-TITY	UNIT PRICE COST	UNIT PRICE PER	AMOUNT ([1])
		Services for: SBIR Topic # , Phase I Title: "*Title Goes Here*" Contract Period of Performance : 09/28/2012 – 06/27/2013 Two Way Match Office of Acquisitions: NCI Office of Acquisitions Central Point of Distribution: NCI OA Branch C Invoices ncibranchcinvoices@mail.nih.gov Deliverable: Quarterly Report No. 1	1			$1.00
(Use continuation sheets if necessary)		**(Payee must NOT use the space below)**			**TOTAL**	$1.00

PAYMENT:	APPROVED FOR	EXCHANGE RATE	DIFFERENCES
☐ PROVISIONAL	=$	=$1.00	
☐ COMPLETE ☐ PARTIAL ☐ FINAL	BY[2]		Amount verified; correct for
☐ PROGRESS ☐ ADVANCE	TITLE		*(Signature or initials)*

Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.

(Date) *(Authorized Certifying Officer)*[2] *(Title)*

ACCOUNTING CLASSIFICATION

CHECK NUMBER	ON ACCOUNT OF U.S. TREASURY	CHECK NUMBER	ON *(Name of bank)*
CASH $	DATE	PAYEE[3]	

[1] When stated in foreign currently, insert name of currency.
[2] If the ability to certify and authority to approve are combined in one person, one signature only is necessary; otherwise the approving officer will sign in the space provided, over his official title.
[3] When a voucher is receipted in the name of a company or corporation, the name of the person writing the company or corporate name, as well as the capacity in which he signs, must appear. For example: "John Doe Company, per John Smith, Secretary" or "Treasurer", as the case may be.

PER

TITLE

Previous edition usable NSN 7650-00-634-4206

PRIVACY ACT STATEMENT

The information requested on this form is required under the provisions of 31 U.S.C. 82b and 82c, for the purpose of disbursing Federal money. The information requested is to identify the particular creditor and the amounts to be paid. Failure to furnish this information will hinder discharge of the payment obligation.

Safety and Health, HHSAR 352.223-70 (January 2006)

(a)	To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State, and local laws and regulations applicable to the work being performed under this contract. These laws are implemented or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration (OSHA) and other regulatory/enforcement agencies at the Federal, State, and local levels.

(1)	In addition, the Contractor shall comply with the following regulations when developing and implementing health and safety operating procedures and practices for both personnel and facilities involving the use or handling of hazardous materials and the conduct of research, development, or test projects:

(ii)	29 CFR 1910.1030, Bloodborne pathogens; 29 CFR 1910.1450, Occupational exposure to hazardous chemicals in laboratories; and other applicable occupational health and safety standards issued by OSHA and included in 29 CFR Part 1910. These regulations are available at: http://www.osha.gov.

(ii)	Nuclear Regulatory Commission Standards and Regulations, pursuant to the Energy Reorganization Act of 1974 (42 U.S.C. 5801 et seq.). The Contractor may obtain copies from the U.S. Nuclear Regulatory Commission, Washington, DC 20555- 0001.

(2)	The following Government guidelines are recommended for developing and implementing health and safety operating procedures and practices for both personnel and facilities:

(i)	Biosafety in Microbiological and Biomedical Laboratories, CDC. This publication is available at http://www.cdc.gov/OD/ohs/biosfty/bmbl4/bmbl4toc.htm.

(ii)	Prudent Practices for Safety in Laboratories (1995), National Research Council, National Academy Press, 500 Fifth Street, NW., Lockbox 285, Washington, DC 20055 (ISBN 0-309-05229-7). This publication is available at http://www.nap.edu/catalog/4911.html.

(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer, in conjunction with the Contracting Officer’s Technical Representative or other appropriate officials, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, the Contracting Officer will make an equitable adjustment in accordance with the applicable “Changes” clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

Safety and Health, HHSAR 352.223-70 (January 2006)

Attachment 3

(d)	If the Contractor fails or refuses to comply with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or hazardous operations. The Contractor is responsible for the compliance of its subcontractors with the provisions of this clause.

(End of clause)

Safety and Health, HHSAR 352.223-70 (January 2006)

Attachment 4

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.	Identify the status of the covered Federal action.

3.	Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.	Enter the full name, address, city, State and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or experts to be. a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.	If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known.

6.	Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example. Department of Transportation, United States Coast Guard.

7.	Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-OE-90-001.”

9.	For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.	(a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b) Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (Ml).

11.	The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Contract Number : HHSN261201200073C

NCI Control Number : N43CO-2012-00073

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference to this contract:

1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) at the System for Acquisition Management (SAM) website (www.sam.gov)

2.	NIH Representations & Certifications, dated 08/02/2012

FOIA CONFIDENTIAL TREATMENT REQUESTED BY ENUMERAL BIOMEDICAL HOLDINGS, INC.